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                                                                    Exhibit 10.3
                                                                    ------------

                                            As amended through December 9, 1996.

                          DATAWARE TECHNOLOGIES, INC.


                        1993 Director Stock Option Plan
                        -------------------------------

          The purpose of this 1993 Director Stock Option Plan (the "Plan") of Dataware Technologies, Inc. (the "Company") is to attract and retain highly qualified non-employee directors of the Company and to encourage ownership of stock of the Company by such Directors so as to provide additional incentives to promote the success of the Company.

1.  Administration of the Plan.

          Grants of stock options under the Plan shall be automatic as provided in Section 6. However, all questions of interpretation with respect to the Plan and options granted under it shall be determined by the Board of Directors of the Company (the "Board") or by a committee consisting of one or more directors appointed by the Board, and such determination shall be final and binding upon all persons having an interest in the Plan.

2.  Persons Eligible to Participate in the Plan.

          All directors of the Company who are not employees of the Company or of any subsidiary of the Company shall be eligible to participate in the Plan, unless such director irrevocably elects not to participate.

3.  Shares Subject to the Plan.

          (a) The aggregate number of shares of the Company's Common Stock, $.01 par value (the "Common Stock"), that may be optioned under this Plan is 130,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

          (b) In the event of a stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Company's Common Stock, the maximum aggregate number and kind of shares or securities of the Company as to which options may be granted under this Plan and as to which options then outstanding shall be exercisable, and the option price of such options shall be appropriately adjusted so that the proportionate number of shares or other securities as to which options may be granted and the proportionate interest of holders of outstanding options shall be maintained as before the occurrence of such event.

          (c) In the event of a consolidation or merger of the Company with another corporation following which the Company's stockholders do not own a majority in interest of the surviving or resulting corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, any deferred exercise period shall be automatically accelerated and each holder of an outstanding option shall be entitled to receive upon exercise and payment in accordance with the terms of the option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of shares of Common Stock purchasable under his or her option; provided, however, that in lieu of the foregoing the Board may upon written notice to each holder of an outstanding option or right under the Plan, provide that such option or right shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised.

          (d) Whenever options under this Plan lapse or terminate or otherwise become unexercisable the shares of Common Stock that were subject to such options shall again be subjected to options under this Plan. The Company shall at all times while this Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Plan.

4.  Non-Statutory Stock Options.

          All options granted under this Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

5.  Form of Options.

          Options granted hereunder shall be in substantially the form of the attached Exhibit A or in such other form as the Board or any committee appointed
         ---------
pursuant to Section 1 above may from time to time determine.

6.  Grant of Options and Option Terms.

          (a) Automatic Grant of Options. (i) Immediately following the annual meeting of stockholders each year, each non-employee director of the Company newly elected at or continuing in office after such meeting shall automatically be granted options to purchase 6,000 shares of Common Stock. (ii) Immediately following his or her election, each non-employee director of the Company newly elected to the Board of Directors at any point during the year between annual meetings of stockholders shall automatically be granted options to purchase 1,500 shares of Common Stock for each calendar quarter beginning before the date of the next annual meeting of stockholders (for which purpose the next annual meeting shall be deemed to be held on the same calendar date as the preceding annual meeting). No options shall be granted hereunder after ten years from the date on which this Plan was initially approved and adopted by the Board.

          (b) Date of Grant. The "Date of Grant" for options granted under this Plan shall be (i) the date of the respective annual meeting of stockholders, for each grant pursuant to clause (i) of subsection (a) and (ii) the date of the respective director's election, for each grant pursuant to clause (ii) of subsection (a).

          (c) Option Price. The option price for each option granted under this Plan shall be the current fair market value of a share of Common Stock of the Company, which, for this purpose, shall be (i) the initial public offering price of the Common Stock to be sold pursuant to the Registration Statement, for the initial grants, and (ii) the last sale price for the Company's Common Stock as reported by the National Association of Securities Dealers Automated Quotations National Market System, or the principal exchange on which the Common Stock is then traded, as the case may be, for the business day immediately preceding the Date of Grant, for each subsequent grant.

          (d) Term of Option. The term of each option granted under this Plan shall be ten years from the Date of Grant.


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          (e)  Exercisability of Options.  Options granted under this Plan shall become exercisable, during the optionholder's term in office, with respect to 1,500 shares at the beginning of each calendar quarter following the Date of Grant.

          (f) General Exercise Terms. Directors holding exercisable options under this Plan who cease to serve as members of the Board may, during their lifetime, exercise the rights they had under such options at the time they ceased being a director for the full unexpired term of such option. Any rights that have not yet become exercisable shall terminate upon cessation of membership on the Board. Upon the death of a director, those entitled to do so shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the director at the time of his or her death. The rights of the option holder may be exercised by the holder's guardian or legal representative in the case of disability and by the beneficiary designated by the holder in writing delivered to the Company or, if none has been designated, by the holder's estate or his or her transferee on death in accordance with this Plan, in the case of death. Options granted under the Plan shall terminate, and no rights thereunder may be exercised, after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions of this section, no rights under any options may be exercised after the expiration of ten years from their Date of Grant.

          (g) Method of Exercise and Payment. Options may be exercised only by written notice to the Company at its head office accompanied by payment of the full option price for the shares of Common Stock as to which they are exercised. The option price shall be paid in cash or by check or in shares of Common Stock of the Company surrendered or withheld from the shares otherwise issuable upon exercise, or in any combination thereof. Outstanding shares of Common Stock surrendered in payment of the option price shall have been held by the person exercising the option for at least six months, unless otherwise permitted by the Board. The value of shares surrendered or withheld in payment of the option price shall be their fair market value, as determined in accordance with Section 6(c) above, as of the date of exercise. Upon receipt of such notice and payment, the Company shall promptly issue and deliver to the optionee (or other person entitled to exercise the option) a certificate or certificates for the number of shares as to which the exercise is made.

          (h) Transferability. An Option under this Plan may be transferred only to the extent expressly permitted by the Board and subject to such conditions as the Board may in its discretion impose.

7.  Limitation of Rights.

          (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option or any other action taken pursuant to the Plan, shall constitute an agreement or understanding, express or implied, that the Company will retain an option holder as a director for any period of time or at any particular rate of compensation.

          (b) No Stockholders' Rights for Options. A director shall have no rights as a stockholder with respect to the shares covered by options until the date the director exercises such options and pays the option price to the Company, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such option is exercised and paid for.

8.  Amendment or Termination.

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          The Board may amend or terminate this Plan at any time, provided that, to the extent necessary to comply with Rule 16b-3, this Plan shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

9.  Stockholder Approval.

          This Plan is subject to approval by the stockholders of the Company by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present, or represented and entitled to vote, at a meeting duly held in accordance with the laws of the State of Delaware. In the event such approval is not obtained, all options granted under this Plan shall be void and without effect.

10.  Governing Law.

          This Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware.


________________________

 .   Initially adopted by Board of Directors May 19, 1993.
 .   Initially approved by Shareholders May 19, 1993.
 . Amendments adopted by the Board of Directors April 3, 1995 and approved by the Shareholders May 17, 1995.
 . Amendments adopted by the Board of Directors April 15, 1996 and approved by the Shareholders May 23, 1996.
 .   Amendments adopted by the Board of Directors December 9, 1996.


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                                                                       EXHIBIT A
                                                                       ---------


     1993 DSO-_________                                         _________ Shares

                          DATAWARE TECHNOLOGIES, INC.
                        1993 Director Stock Option Plan
                     Nonstatutory Stock Option Certificate


        Dataware Technologies, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.01 par value, of the Company (the "Option") under and subject to the Company's 1993 Director Stock Option Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this
Certificate:

Name of Optionholder:                           ________________________________
Address:  _________________________________
                                                ________________________________
Social Security No.                             ________________________________

Number of Shares:                                                 ______________
Option Price:                                                     ______________
Date of Grant:                                                    ______________


Exercisability Schedule:      After  , 19  , as to ______ shares,
                              after , 19 , as to ______ additional shares, after , 19 , as to ______ additional shares, after , 19 , as to ______ additional shares,

provided that this Option may not be exercised as to any shares after the expiration of ten years from the Date of Grant.

        This Option shall not be treated as an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        By signing this Stock Option Certificate and returning one signed copy to the Company, the Optionholder accepts the Option described herein on the terms and conditions set forth herein.


DATAWARE TECHNOLOGIES, INC.                     Accepted and agreed to:


By: ____________________________                __________________________
                                                Optionholder

--------------------------------------------------------------------------------
I, [optionholder], hereby elect to exercise this Option as to ________ shares
    ------------
and, in accordance with the terms of this Plan, I tender to the Company this certificate accompanied by full payment of the option price as allowed by the terms of the Plan, for said number of shares.

Date: _____________           ______________________________
                                         Optionholder

--------------------------------------------------------------------------------
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          DATAWARE TECHNOLOGIES, INC. 1993 DIRECTOR STOCK OPTION PLAN

                       Stock Option Terms And Conditions
                       ---------------------------------

    1. This Option may be exercised at any time and from time to time up to the aggregate number of shares specified herein, but in no event for the purchase of other than full shares, provided, however, that this Option may not be exercised as to any shares after the expiration of ten years from the date of grant. Options may be exercised only by written notice to the Company at its head office accompanied by payment of the full option price for the shares of Common Stock as to which they are exercised. The option price shall be paid in cash or by check or in shares of Common Stock of the Company, or in any combination thereof. Outstanding shares of Common Stock surrendered in payment of the option price shall have been held by the person exercising the option for at least six months, unless otherwise permitted by the Board. The value of shares delivered or withheld in payment of the option price shall be their fair market value, as determined in accordance with Section 6(c) of the Plan, as of the date of exercise. Upon receipt of such notice and payment, the Company shall promptly issue and deliver to the optionholder (or other person entitled to exercise the option) a certificate or certificates for the number of shares as to which the exercise is made.

    2. The Optionholder shall not be deemed, for any purpose, to have any rights whatever in respect of shares to which the Option shall not have been exercised and payment made as aforesaid. The Optionholder shall not be deemed to have any rights to continued service as director by virtue of the grant of this Option.

    3. In the event of stock dividend, split-up, combination or reclassification of shares, recapitalization or other similar capital change relating to the Common Stock, the maximum aggregate number and kind of shares of securities of the Company subject to this Option and the exercise price of this Option shall be appropriately adjusted by the Board (whose determination shall be conclusive) so that the proportionate number of shares or other securities subject to this Option and the proportionate interest of the Optionholder shall be maintained as before the occurrence of such event.

    4. In the event of a consolidation or merger of the Company with another corporation where the Company's stockholders do not own a majority in interest of the surviving or resulting corporation, or the sale or exchange of all or substantially all of the assets of the Company, or a reorganization or liquidation of the Company, any deferred exercise period shall be automatically accelerated and each holder of an outstanding option shall be entitled to receive upon exercise and payment in accordance with the term of the option the same shares, securities or property as he would have been entitled to receive upon the occurrence of such event if he had been, immediately prior to such event, the holder of the number of shares of Common Stock purchasable under his or her option or, if another corporation shall be the survivor, such corporation shall substitute therefor substantially equivalent shares, securities or property of such other corporation; provided, however, that in lieu of the foregoing the Board may upon written notice to each holder of an outstanding option or right provide that such option or right shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised.

    5. This Option is not transferable by the Optionholder otherwise than by will or the laws of descent and distribution or as permitted by Rule 16b-3 (or any successor provision) under the Securities Exchange Act of 1934, as amended. This Option is exercisable during the Optionholder's lifetime only by the Optionholder, provided that this Option may be exercised by the Optionholder's guardian or legal representative in the case of disability and by the beneficiary designated by the Optionholder in writing delivered to the Company, or, if none has been designated, by the Optionholder's estate or his or her transferee on death in accordance with this Section, in the case of death.

    6. If the Optionholder ceases to serve as a member of the Board for any reason, the Optionholder may, during his lifetime, exercise the rights which the Optionholder had hereunder at the time the Optionholder ceased being a director for the full unexpired term of the Option. Upon the death of the Optionholder, those entitled to do so shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights which were available to the Optionholder at the time of the Optionholder's death. This Option shall terminate after the expiration of the applicable exercise period. Notwithstanding the foregoing provisions of this Section 6, no rights under this Option may be exercised after the expiration of ten years from the date of grant.

    7. It shall be a condition to the Optionholder's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange on which the Company's Common Stock may then be listed, (b) that either (i) a Registration Statement under the Securities Act of 1933, as amended, with respect to said shares shall be in effect, or (ii) in the opinion of counsel for the Company the proposed purchase shall be exempt from registration under said Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall deem necessary to comply with any law, rule or regulation applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall deem necessary to comply with any applicable law, rule or regulation.

    8. Any exercise of this Option is conditioned upon the payment, if the Company so requests, by the Optionholder or such other person who may be entitled to exercise this Option in accordance with the terms hereof, of all state and federal taxes imposed upon the exercise of this Option and the issue to the Optionholder of the shares covered hereby.

    9.  This Option shall not be treated as an incentive stock option under
Section 422 of the Internal Revenue Code of 1986, as amended.

    10. This Option is issued pursuant to the terms of the Plan. This Certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Plan. Copies of the Plan may be obtained upon written request without charge from the Vice President of Finance and Administration of the Company.



                                                                         5-19-93


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